UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2010
ORGANIC ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53545	20-0853334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Monterey Street, Suite 202 Salinas, CA 93901
(Address of principal executive offices)
(831) 240.0295
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page

Item 8.01 Other Events – Loans from Officer and Directors	3

Item 9.01 Promissory Note Agreements.	3

SIGNATURES	4

Item 8.01  Other Events

On April 21, 2010, the management of Organic Alliance Inc. (the “Company”) announced receiving a new loan from Mr. Parker Booth, the Company’s CEO, for $136,560 and consolidated his previous note dated December 10, 2009 into a single promissory note totaling $580,060 that pays interest at 5% and matures on December 31, 2010.  In addition, Mr. Booth will receive an equity interest of 2,668,747 restricted shares of the Company’s common stock.

On February 4, 2010, Tom Morison, Director loaned the Company $15,000 payable with interest at 5% and a maturity date of September 30, 2010.

All proceeds from the above loans will be used for the Company’s working capital.

Item 9.01	Exhibits Filed.

(d) Exhibits.

Exhibit Number	Description
99.1	Promissory Note - Parker Booth dated April 21, 2010
99.2	Promissory Note - Tom Morison dated February 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 22, 2010	ORGANIC ALLIANCE, INC.

By: /s/ Tom Morrison
Tom Morrison, Non-Executive Chairman of the Board of Directors